497(e)
                                                                       333-81501
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The following supplements the Equi-Vest Series Prospectus, Statement of
Additional Information and other supplements you have previously received: All references to the U.S. Real Estate-Class I portfolio are hereby changed to the U.S. Real Estate-Class II portfolio.